SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 1999

                             Hambrecht & Quist Group
               (Exact Name of Registrant as Specified in Charter)

Delaware                           1-11855                       94-3246636
(State or Other               (Commission File                (I.R.S. Employer
Jurisdiction of                    Number)                   Identification No.)
Incorporation)

One Bush Street, San Francisco, California                               94104
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (415) 439-3000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events.

            The Chase Manhattan Corporation ("Chase") and Hambrecht & Quist Group ("H&Q") have entered into an Agreement and Plan of Merger, dated as of September 27, 1999 (the "Merger Agreement"), that provides, among other things, that a subsidiary of Chase formed for the purpose of carrying out the transactions contemplated by the Merger Agreement will initiate a tender offer, pursuant to documents filed with the Securities and Exchange Commission, for all of the outstanding shares of common stock, par value $.01, of H&Q ("H&Q Common Stock") and, following completion of such tender offer, will merge with and into H&Q (the "Merger"), subject to the terms and conditions of the Merger Agreement. The Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

            As an inducement and condition to Chase entering into the Merger Agreement, H&Q, as issuer, and Chase, as grantee, entered into a Stock Option Agreement, dated as of September 27, 1999 (the "Option Agreement"), pursuant to which H&Q granted to Chase an option to purchase 4,894,439 shares of H&Q Common Stock (approximately 19.9% of those outstanding) at a price of $50.00 per share, on certain terms and conditions set forth therein. The Option Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

            As an inducement and condition to Chase entering into the Merger Agreement, Chase and certain directors and executive officers of H&Q entered into a Tender and Voting Agreement, dated as of September 27, 1999 (the "Tender Agreement"). The Tender Agreement is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

            In connection with the execution and delivery of the Merger Agreement, Chase, through its subsidiary Chase Securities Inc., entered into an employment agreement with Daniel H. Case III, Chairman of the Board and Chief Executive Officer of H&Q, the term of employment contemplated thereby to commence upon consummation of the Merger. The Employment Agreement is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

            A copy of the joint press release dated September 28, 1999 regarding the Merger is attached as Exhibit 99.4 hereto and is incorporated herein by reference.



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Item 7.     Financial Statements and Exhibits.

            (c) The following exhibits are filed with this report:

  Exhibit Number                                        Description

     4.1 Agreement and Plan of Merger, dated as of September 27, 1999, by and among The Chase Manhattan Corporation, Hambrecht & Quist Group and Bridge Acquisition Corporation (incorporated by reference to Exhibit 11(c)(1) to the tender offer statement on
                Schedule 14D-1 of The Chase Manhattan Corporation and Bridge Acquisition Corporation).

     99.1 Stock Option Agreement, dated as of September 27, 1999, between The Chase Manhattan Corporation and Hambrecht & Quist Group (incorporated by reference to Exhibit 11(c)(3) to the tender offer statement on Schedule 14D-1 of The Chase Manhattan Corporation and Bridge Acquisition Corporation).

     99.2       Tender and Voting  Agreement,  dated as of  September  27,
                1999, among The Chase Manhattan Corporation and the individuals whose names are set forth on the signature pages thereto (incorporated by reference to Exhibit 11(c)(2) to the tender offer statement on Schedule 14D-1 of The Chase Manhattan Corporation and Bridge Acquisition Corporation).

     99.3 Employment Agreement, dated as of September 27, 1999, between Daniel H. Case III and Chase Securities Inc. (incorporated by reference to Exhibit 11(c)(4) to the tender offer statement on Schedule 14D-1 of The Chase Manhattan
                Corporation  and  Bridge  Acquisition  Corporation).

     99.4       Joint  Press  Release   issued  by  The  Chase   Manhattan
                Corporation and Hambrecht & Quist Group on September 28, 1999 (incorporated by reference to Exhibit 11(a)(8) to the tender offer statement on Schedule 14D-1 of The Chase Manhattan Corporation and Bridge Acquisition Corporation).


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                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HAMBRECHT & QUIST GROUP





                                            By: /s/ Steven N. Machtinger
                                            Name: Steven N. Machtinger
                                            Title: General Counsel and Secretary




Dated:   October 7, 1999